Enterprise Accumulation Trust
Attachment for Sub-Item 77M
Mergers
For the Period January 1, 2003 through June 30, 2003



Effective February 28, 2003, pursuant to the acquired portfolio's shareholders' approval, the Enterprise Accumulation Trust Growth
Portfolio acquired all of the net assets of the Balanced Portfolio in a tax-free exchanges of shares.

All additional information pertaining to this matter including voting results can be found in the Attachment for Sub-Item 77C within this filing or the following Edgar filing made to the SEC on December 18, 2002. Accession Number : 0001206774-02-000014
File Number : 333-101972
Form Type : N-14
CIK Number : 0000832359
Company : Enterprise Accumulation Trust


Effective February 28, 2003, pursuant to the acquired portfolio's shareholders' approval, the Enterprise Accumulation Trust Managed
Portfolio acquired all of the net assets of the Mid-Cap Growth
Portfolio in a tax-free exchanges of shares.

All additional information pertaining to this matter including voting results can be found in the Attachment for Sub-Item 77C within this filing or the following Edgar filing made to the SEC on December 18, 2002. Accession Number : 0001206774-02-000014
File Number : 333-101972
Form Type : N-14
CIK Number : 0000832359
Company : Enterprise Accumulation Trust


Effective February 28, 2003, pursuant to the acquired portfolio's shareholders' approval, the Enterprise Accumulation Trust International Growth Portfolio acquired all of the net assets of the Worldwide Growth Portfolio in a tax-free exchanges of shares.

All additional information pertaining to this matter including voting results can be found in the Attachment for Sub-Item 77C within this filing or the following Edgar filing made to the SEC on December 18, 2002. Accession Number : 0001206774-02-000014
File Number : 333-101972
Form Type : N-14
CIK Number : 0000832359
Company : Enterprise Accumulation Trust


Effective February 28, 2003, pursuant to the acquired portfolio's shareholders' approval, the Enterprise Accumulation Trust International Growth Portfolio acquired all of the net assets of the Emerging Countries Portfolio in a tax-free exchanges of shares.

All additional information pertaining to this matter including voting results can be found in the Attachment for Sub-Item 77C within this filing or the following Edgar filing made to the SEC on December 18, 2002. Accession Number : 0001206774-02-000014
File Number : 333-101972
Form Type : N-14
CIK Number : 0000832359
Company : Enterprise Accumulation Trust